Exhibit 99.1

Contacts

Verint	Verint
Industry Information	Investor Relations
Mariann McDonagh	Alan Roden
Verint Systems Inc.	Verint Systems Inc.
(703) 390-1529	(631) 962-9304
schkloven@merrittgrp.com	alan.roden@verint.com

Witness	Witness
Industry Information	Investor Relations
Ryan Hollenbeck	William Evans
Witness Systems	Witness Systems
(770) 754-1962	(770) 754-1915
rhollenbeck@witness.com	bevans@witness.com

Verint and Witness Systems Will Combine to Deliver

New Vision for the Customer-Centric Enterprise

Convergence of Workforce Optimization and Actionable Intelligence Visions Will

Deliver Innovative Solutions to Enhance Contact Center and

Enterprise Performance

MELVILLE, NY and ATLANTA, GA (February 12, 2007) – Verint Systems Inc. (VRNT.PK), a leading provider of analytic software-based solutions for security and business intelligence, and Witness Systems, Inc. (NASDAQ: WITS), a leading provider of workforce optimization software and services, today announced that they have entered into a definitive agreement under which Verint will acquire Witness for $27.50 per share in cash. The convergence of Witness’ workforce optimization and Verint’s actionable intelligence will create a broad portfolio of contact center and enterprise performance solutions, delivering a compelling new vision for the customer-centric enterprise.

The combined Verint/Witness portfolio includes solutions for quality monitoring, IP recording, multimedia interaction capture, speech and data analytics, performance management, contact center and enterprise workforce management, eLearning and eCoaching, customer feedback management, and a full range of strategic professional and consulting services. This powerful combination will enable small- to mid-sized companies and large organizations to leverage customer intelligence for better business decisions and optimize workforce, contact center and enterprise performance to deliver a compelling customer service advantage.

Verint and Witness Systems to Combine to Deliver

New Vision for the Customer-Centric Enterprise

“Verint and Witness share a similar culture with a passion for growth, results-driven execution and a laser focus on customer success,” said Dan Bodner, President and CEO of Verint Systems Inc. “This strategic move will create a platform for rapid organizational growth and provide a wealth of opportunity for our global employee population.”

Together, Verint and Witness can create a foundation for growth that effectively addresses the most important needs of customer-centric enterprises, including innovative product development and world class delivery, service and support. Additionally, the Verint/Witness combination will provide a stronger global footprint, with offices around the globe, significant expansion of both direct, indirect and OEM sales channels, and create broad cross-sell opportunities across an extensive global customer base.

Said Nick Discombe, CEO of Witness Systems, “We are uniting a unique group of people and solutions through a converged vision and common purpose — to help our joint customer base and partners enhance their operational effectiveness and create sustainable competitive advantage.” Discombe continued, “This combination makes us an attractive strategic partner that delivers real solutions and strong ROI to both the SMB and enterprise markets.”

“We are confident in our ability to effectively integrate the companies based on the strength of both management teams, our shared vision and our deep expertise in delivering value-added solutions for the enterprise market,” concluded Dan Bodner. “This growth-driven combination advances our strategy to enhance customer and shareholder value.”

Transaction Details

On a fully diluted basis, the total enterprise value of the transaction is approximately $950 million (which excludes Witness’ cash). Verint expects to fund the transaction through a $650 million debt financing commitment provided by Lehman Brothers Inc., Deutsche Bank and Credit Suisse, a $293 million preferred stock investment by Comverse Technology, Inc (CMVT.PK), the 57 percent shareholder of Verint, and the remainder from existing cash of the combined company. In the transaction, Witness Systems shareholders will receive $27.50 per share, in cash, and holders of vested options will receive cash in an amount equal to $27.50 less the applicable exercise price of their options. Unvested options will be assumed by Verint and be exercisable for Verint stock.

The transaction is targeted to close in the second quarter of 2007, pending approval by regulators and by stockholders of Witness Systems, as well as satisfaction of other customary closing conditions.

Lehman Brothers Inc. acted as Verint Systems’ financial advisor and provided a fairness opinion on the transaction to the Board of Directors of Verint Systems. Morgan Keegan & Company provided a fairness opinion to a committee of independent directors of Verint

Verint and Witness Systems to Combine to Deliver

New Vision for the Customer-Centric Enterprise

Systems with respect to the preferred stock investment by Comverse. Jones Day acted as legal advisor to Verint. Goldman, Sachs & Co. acted as financial advisor to Witness Systems and provided a fairness opinion on the transaction to the Board of Directors of Witness Systems. WilmerHale acted as legal advisor to Witness Systems.

Conference Call Details

Verint will be conducting a conference call to discuss the combination today, February 12, 2007, at 8:30 AM ET. An on-line, real-time Web cast of the conference call will be available on our website at www.verint.com. The conference call can also be accessed live via telephone at 706-634-7052. Please dial in 5-10 minutes prior to the scheduled start time. A replay of the conference call will be available on our website at www.verint.com until February 28, 2007.

About Verint Systems Inc.

Verint® Systems Inc., headquartered in Melville, New York, is a leading provider of analytic software-based solutions for security and business intelligence. Verint software, which is used by over 1,000 organizations in over 50 countries worldwide, generates actionable intelligence through the collection, retention and analysis of voice, fax, video, email, Internet and data transmissions from multiple communications networks. Visit us at our website www.verint.com.

Note: This release contains “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important risks, uncertainties and other important factors that could cause actual results to differ materially include, among others: the inability to complete the merger due to Witness’ failure to obtain stockholder approval or the failure to satisfy other conditions to the completion of the merger including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of other required regulatory approvals; the failure to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the merger; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the ability to recognize the benefits of the merger; the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger and the impact of the substantial indebtedness incurred to finance the consummation of the merger; the potential impact on Verint’s financial results as a result of Comverse’s creation of a special committee of the Board of Directors of Comverse to review matters relating to grants of Comverse stock options, including but not limited to, the accuracy of the stated dates of Comverse option grants and whether Comverse followed all of its proper corporate procedures and the results of the Comverse special committee’s review; the effect of Verint’s failure to timely file all required reports under the Securities Exchange Act of 1934; the facts and circumstances underlying certain potential accounting errors, as well as certain other areas requiring additional investigation, recently announced by Comverse; Verint’s ability to have its common stock relisted on The NASDAQ Global Market; the impact of governmental inquiries arising out of or related to option grants and the other accounting errors identified at Comverse; introducing quality products on a

Verint and Witness Systems to Combine to Deliver

New Vision for the Customer-Centric Enterprise

timely basis that satisfy customer requirements and achieve market acceptance; lengthy and variable sales cycles create difficulty in forecasting the timing of revenue; integrating the business and personnel of Mercom and CM Insight and Verint’s other acquisitions, including implementation of adequate internal controls; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; aggressive competition in all of Verint’s markets, which creates pricing pressure; managing our expansion in the Asia Pacific region; risks that Verint’s intellectual property rights may not be adequate to protect its business or that others may claim that Verint infringes upon their intellectual property rights; risks associated with Verint’s ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; decline in information technology spending; changes in the demand for Verint’s products; challenges in increasing gross margins; risks associated with changes in the competitive or regulatory environment in which Verint operates; dependence on government contracts; expected increase in Verint’s effective tax rate; perception that Verint improperly handles sensitive or confidential information; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint’s infrastructure in order to be able to continue to grow; risks associated with Comverse Technology, Inc. controlling Verint’s business and affairs; and other risks described in filings with the Securities and Exchange Commission. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint’s website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements except as otherwise required by law.

Verint, the Verint word mark, Actionable Intelligence, Powering Actionable Intelligence, STAR-GATE, RELIANT, NEXTIVA, LORONIX, SmartSight, Lanex and ULTRA are trademarks of Verint Systems Inc. Other names may be trademarks of their respective owners.

About Witness Systems

Witness Systems (NASDAQ: WITS) is the worldwide leader in software and services that help businesses capture customer intelligence and optimize their workforce performance. The company’s Impact 360™ solution features quality monitoring, compliance and IP recording, workforce management, performance management, eLearning and customer feedback. Primarily deployed in contact centers – as well as the remote, branch and back offices of global organizations – the workforce optimization solution captures, analyzes and enables users to share and act on cross-functional information across the enterprise. With Impact 360, organizations can improve interactions and the underlying back-office processes that enhance the customer experience and build customer loyalty. For more information, visit us at www.witness.com.

Witness Cautionary Note Regarding Forward-looking Statements:

Information in this release that involves expectations, plans, intentions or strategies regarding the future are forward-looking statements that are not facts and involve a number of risks and uncertainties. They are identified by words such as “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “estimates,” “targeted” and similar expressions and statements about present trends and conditions that may extend into the future. These statements are based upon information available to Witness Systems as of the date of this release, and the company assumes no obligation to update any such forward-looking statement. Forward-looking statements believed true when made may ultimately prove to be incorrect. These statements are not guarantees of future performance and are subject to

Verint and Witness Systems to Combine to Deliver

New Vision for the Customer-Centric Enterprise

risks, uncertainties and other factors, some of which are beyond our control and may cause actual results to differ materially from our current expectations. Some of the factors that could cause actual future results to differ materially from current expectations include the timing the need to obtain regulatory and stockholder approvals and satisfy other conditions required for the proposed merger; the company’s ability to compete successfully in the future; fluctuations and changes in customer demand and preferences; the timing of orders; the company’s ability to manage its growth; the risk of new product introductions and customer acceptance of new products; the rapid technological change which characterizes the company’s markets; the risks associated with international sales as the company expands its markets, including the risks associated with foreign currency exchange rates; the ability of the company to complete and integrate successfully any acquisitions or investments it may make; strategy and execution risks relating to acquisitions and investments; as well as other risks identified in the company’s Form 10-K/A for the year ended December 31, 2005, its Form 10-Q/A for the quarter ended March 31, 2006, and its Forms 10-Q for the quarters ended June 30, 2006 and September 30, 2006 as filed with the Securities and Exchange Commission.

Witness, Impact 360, Improve Everything and the Witness logo are the trademarks (registered or otherwise) of Witness Systems, Inc. protected by laws of the U.S. and other countries. All other trademarks mentioned in this document are the property of their respective owners.

Important Merger Information

In connection with the proposed merger, Witness Systems plans to file with the SEC and mail to its stockholders a Proxy Statement. The Proxy Statement will contain important information about Witness Systems, Verint, the merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Witness Systems through the web site maintained by the SEC at www.sec.gov. Free copies of the Proxy Statement, when available, may also be obtained from Witness Systems and free copies of Witness Systems’ filings with the SEC may also be obtained from Witness Systems. Free copies of Witness Systems filings may be obtained by directing a request to Investor Relations via the web at www.Witness.com (Investors – Information Requests) or by sending a written request to Investor Relations, Witness Systems, Inc., 300 Colonial Center Parkway, Roswell, GA 30076. In addition, investors and security holders may access copies of the documents filed with the SEC by Witness Systems on its website at www.Witness.com, and investors and security holders may access copies of the documents filed with the SEC on its website, when they become available.

Witness Systems and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Witness Systems stockholders with respect to the transactions contemplated by the merger agreement. Information regarding the directors and executive officers of Witness Systems is contained in the company’s Annual Report on Form 10-K/A for the year ended December 31, 2005, which was filed with the SEC on February 8, 2006, and its proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about April 13, 2006. As set forth in that April 13, 2006 proxy statement, as of March 31, 2006, the individuals who were then directors and executive officers of Witness Systems (other than Mr. David Gould, who is no longer a director or executive officer of the company) beneficially owned (as calculated in accordance with SEC Rule 13d-3) approximately 1,717,089 shares, or approximately 5.2%, of Witness Systems’ common stock. You can obtain free copies of these documents from Witness Systems using the contact information set forth above. Additional information regarding interests of such participants will be included in the Proxy Statement that will be filed with the SEC in connection with the merger agreement and will be available free of charge as indicated above.

###